Trade Accounts Receivable	9 Months Ended
Sep. 30, 2012
Receivables [Abstract]
Trade Accounts Receivable
Trade Accounts Receivable
Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The Company reviews the need for an allowance for doubtful accounts on a quarterly basis. At September 30, 2012 and December 31, 2011, the allowance for doubtful accounts was $2.6 million and $0, respectively.